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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2006
                                                         ----------------

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

          Federal                    000-50962                59-3764686
          -------                    ---------                ----------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SPLIT DOLLAR AGREEMENTS. On November 8, 2006, Atlantic Coast Bank (the "Bank"), a wholly-owned subsidiary of Atlantic Coast Federal Corporation (the "Company") entered into amended and restated split dollar agreements (the "Agreements") with Robert J. Larison, Jr., President and Chief Executive Officer of the Bank and the Company, Jon C. Parker, Sr., Senior Vice President and Chief Financial Officer of the Bank and the Company and Carl W. Insel, Executive Vice President of the Bank. The Agreements are attached as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K. The Agreements supersede the prior split dollar life insurance agreements entered into with the executives on September 1, 2006. The Agreements were amended to adjust the commencement of the vesting period from the effective date of the agreement, rather than from the time of the executive's initial employment as originally provided, and to also make certain other changes.

SUPPLEMENTAL RETIREMENT AGREEMENTS. On November 8, 2006, the Bank entered into a non-qualified Supplemental Retirement Agreement ("SERP") with each of Messrs. Parker and Insel. The SERPs provide for the payment of a monthly supplemental executive retirement benefit equal to up to 60% of the executive's highest average annual compensation (excluding stock-based compensation) during the three-year annual period in the 10-year period prior to retirement. For each full calendar quarter of employment with the Bank since January 1, 2006, Mr. Parker shall be credited with 0.75% and Mr. Insel shall be credited with 1.15% towards the maximum 60% of average annual compensation. Such accruals shall continue through the last day of the calendar quarter in which the executive (i) experiences a separation from service or (ii) attains age 55, whichever shall occur first, but in no event will the accrued benefit percentage exceed 60%. Such benefit shall be payable for a period of fifteen years, or under certain circumstances, prior to age 55. The SERPs of Messrs. Parker and Insel are attached as Exhibits 10.4 and 10.5, respectively to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

    (B) PRO FORMA FINANCIAL INFORMATION: None

    (C) SHELL COMPANY TRANSACTIONS: None

    (D) EXHIBITS:

        Exhibit 10.1: Amended and Restated Split Dollar Agreement of Robert J.
                      Larison, Jr.
        Exhibit 10.2: Amended and Restated Split Dollar Agreement of Jon C.
                      Parker, Sr.
        Exhibit 10.3: Amended and Restated Split Dollar Agreement of Carl W.
                      Insel
        Exhibit 10.4: Supplemental Retirement Agreement of Jon C. Parker, Sr.
        Exhibit 10.5: Supplemental Retirement Agreement of Carl W. Insel

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ATLANTIC COAST FEDERAL CORPORATION


Date:  November 9, 2006              By: /s/ Jon C. Parker, Sr.
                                         ---------------------------------------
                                         Jon C. Parker, Sr.
                                         Chief Financial Officer
                                         (Duly Authorized Representative)